INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

(in thousands of $)	2015	2014
Cost	114,616	19,096
Accumulated amortization	(15,520)	(3,064)
Net book value	99,096	16,032

The intangible assets pertain to customer related and contract based assets representing primarily the long-term time charter party agreements acquired in connection with the acquisition of the Golar Igloo in March 2014 and the Golar Eskimo in January 2015 (see note 11). The intangible asset acquired in connection with the acquisition of the Golar Igloo is amortized over the term of the contract with KNPC of five years, which assumes that the charterer will not renew the contract. The intangible asset acquired in connection with the acquisition of the Golar Eskimo is amortized over the term of the contract initially entered into with the Ministry of Energy and Mineral Resources of the Hashemite Kingdom of Jordan of ten years. Both intangible assets have been assigned a zero residual value. As of December 31, 2015, there was no impairment of intangible assets.

Amortization expense for the years ended December 31, 2015, 2014 and 2013 was $12.5 million, $3.1 million and $0.0 million respectively.

The estimated future amortization of intangible assets as of December 31, 2015 is as follows:

Year Ending December 31, (in thousands of $)
2016	12,955
2017	12,930
2018	12,930
2019	9,862
2020	9,135
2021 and thereafter	41,284
Total	99,096